UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 14, 2005

                              NuTECH DIGITAL, INC.
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               (Exact name of Registrant as specified in charter)

        California                    000-50021                 95-4642831
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)

                               7900 Gloria Avenue
                           Van Nuys, California 91406
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (818) 994-3831

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange
    Act (17 CFR 240.13(e)-4(c)) [GRAPHIC OMITTED]


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Item 4.01 Changes in Registrant's Certifying Accountant.

      Farber & Hass LLP, the independent accountant who had been engaged by NuTech Digital, Inc. (the "Company") as the principal accountant to audit the Company's consolidated financial statements, was dismissed effective April 14, 2005. On April 14, 2005, the Company's Board of Directors approved the engagement of Weaver & Martin, LLC as the Company's new principal independent accountant to audit the Company's consolidated financial statements for the year ending December 31, 2005.

      The decision to change the Company's independent accountant from Farber & Hass LLP to Weaver & Martin, LLC was approved by the Company's Board of Directors.

      The report of Farber & Hass LLP on the financial statements of the Company as of and for the years ended December 31, 2004 and December 31, 2003 did not contain an adverse opinion, or a disclaimer of opinion, however the report issued on the financial statements for the year ended December 31, 2004 was modified as to the Company's ability to continue as a going concern. During the periods ended December 31, 2003 and December 31, 2004 and the interim period from January 1, 2005 through the date of dismissal, the Company did not have any disagreements with Farber & Hass LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Farber & Hass LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

      Prior to engaging Weaver & Martin, LLC, the Company had not consulted Weaver & Martin, LLC, regarding the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

Item 9.01 Financial Statements and Exhibits

          16       Letter re Change in Certifying Accountant.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuTECH DIGITAL, INC.

By:
   -----------------------------------------
   Lee Kasper,
   Chief Executive Officer and President

Dated: April 15, 2005